As filed with the Securities and Exchange Commission on December 30, 2005

1933 Act Registration No. 2-11357

1940 Act Registration No. 811-00582

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ]

Pre-Effective Amendment No.

[     ]

[     ]

Post-Effective Amendment No.

[113]

[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ X ]

Amendment No.

[ 68]

[ X ]

(Check appropriate box or boxes)

NEUBERGER BERMAN EQUITY FUNDS

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (212) 476-8800

Peter E. Sundman, President

Neuberger Berman Equity Funds

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

Kirkpatrick & Lockhart Nicholson Graham LLP

1800 Massachusetts Avenue, N.W., 2nd Floor

Washington, D.C.  20036-1221

(Names and Addresses of agents for service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

X immediately upon filing pursuant to paragraph (b)

     on                                     pursuant to paragraph (b)

     60 days after filing pursuant to paragraph (a)(1)

     on                                     pursuant to paragraph (a)(1)

    75 days after filing pursuant to paragraph (a)(2)

     on _______________ _ pursuant to paragraph (a)(2)

Title of Securities being registered: Shares of Institutional Class of Neuberger Berman Real Estate Fund.

NEUBERGER BERMAN EQUITY FUNDS

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 113 ON FORM N-1A

This Post-Effective Amendment consists of the following papers and documents.

Cover Sheet

Contents of Post-Effective Amendment No. 113 on Form N-1A

Part A - Neuberger Berman Real Estate Fund Institutional Class Prospectus

Part B -

Statement of Additional Information

Part C -

Other Information

Signature Pages

Exhibit Index

Exhibits

This filing is intended to affect only the Registration Statement of Neuberger Berman Real Estate Fund ("Fund") Instititional Class and does not affect any other series of the Registrant or class of the Fund.

[LOGO]	NEUBERGER BERMAN A Lehman Brothers Company

Neuberger Berman

Equity Funds

Real Estate Fund

Institutional Class Shares

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Prospectus December 30, 2005

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if the prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Neuberger Berman

Contents

EQUITY FUNDS

Real Estate Fund

YOUR INVESTMENT

Share Prices

Privileges and Services

Distributions and Taxes

Maintaining Your Account

Buying Shares

Selling Shares

Redemption Fee

Market Timing Policy

Portfolio Holdings Policy

Fund Structure

THIS FUND:

•

is designed for investors with long-term goals and current income in mind

•

offers you the opportunity to participate in financial markets through a professionally managed stock portfolio

•

carries certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

•

is a mutual fund, not a bank deposit, and is not guaranteed or insured by the FDIC or any other government agency

•

normally invests at least 80% of its net assets in equity securities

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc.© 2005 Neuberger Berman Management Inc. All rights reserved.

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Neuberger Berman

Real Estate Fund

GOAL & STRATEGY

The Fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

To pursue this goal, the Fund normally invests at least 80% of its assets in equity securities issued by real estate investment trusts (“REITs”) and common stocks and other securities issued by other real estate companies. The Fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate. A REIT is a company dedicated to owning, and usually operating, income-producing real estate, or to financing real estate.

The Fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade or below investment grade, provided that, at the time of purchase, they are rated at least B by Moody’s or Standard & Poor’s or, if unrated by either of these, deemed by the Portfolio Manager to be of comparable quality.

The Portfolio Manager makes investment decisions through a fundamental analysis of each company. The Portfolio Manager reviews each company’s current financial condition and industry position, as well as economic and market conditions. In doing so, he evaluates the company’s growth potential, earnings estimates and quality of management, as well as other factors.

The Fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the Portfolio Manager finds an opportunity he believes is more compelling, or if the Portfolio Manager’s outlook on the company or the market changes. Active trading may cause the Fund to have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days’ notice. This test and the test of whether a company is a real estate company are applied at the time the Fund invests; later percentage changes caused by a change in market values or company circumstances will not require the Fund to dispose of a holding.

Small- and Mid-Cap Companies

REITs tend to be small- to mid-cap companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, large-cap company stocks. Smaller real estate companies often have narrower markets and more limited managerial and financial resources than larger companies. There may also be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with large-cap company stocks.

Real Estate Investment Trusts

A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

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MAIN RISKS

Most of the Fund’s performance depends on what happens in the stock and real estate markets. The markets’ behavior is unpredictable, particularly in the short term. The value of your investment will rise and fall, sometimes sharply, and you could lose money.

Although the Fund will not invest in real estate directly, it concentrates its assets in the real estate industry, so your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Because of this concentration in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a mutual fund with investments in a mix of different industries.

The Fund may at times be more concentrated in particular sub-sectors of the real estate business — e.g., apartments, retail, hotels, offices, industrial, health care, etc. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

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In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income and gains under the federal tax law.

The value of debt securities tends to rise when market interest rates fall and fall when market interest rates rise. This effect is generally more pronounced the longer the maturity of a debt security.

If the Fund invests in lower-rated bonds, it will be subject to their risks, including the risk its holdings may fluctuate more widely in price and yield than investment-grade bonds, fall in price when the economy is weak or expected to become weak, be difficult to sell at the time and price the Fund desires, or carry higher transaction costs. Performance may also suffer if an issuer of bonds held by the Fund defaults on payment of its debt obligations.

The Fund is subject to interest rate risk, which is the risk that REIT and other real estate company share prices overall will decline over short or even long periods because of rising interest rates. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Some of the REIT and other real estate company securities in which the Fund invests may be preferred stock that receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

The Fund can invest up to 15% of its net assets in illiquid securities. These securities may be more difficult to dispose of at the price at which the Fund is carrying them. Judgment also plays a greater role in pricing these securities than it does for securities having more active markets.

The Fund is non-diversified. This means that the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Other Risks

The Fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

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PERFORMANCE

The charts below provide an indication of the risks of investing in the Fund.  The bar chart shows how the Fund's performance has varied from year to year.  The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance.  This information is based on past performance (before and after taxes); it is not a prediction of future results.

YEAR-BY-YEAR % RETURNS as of 12/31 each year*

Year	%
2003	39.96
2004	31.68

Best quarter: Q4 ’04, 16.53%

Worst quarter: Q2 ’04, -6.86%

Year-to-date performance as of 9/30/2005: 10.13%

AVERAGE ANNUAL TOTAL % RETURNS as of 12/31/04*

	1 Year	Since Inception 5/1/2002
Real Estate Fund
Return Before Taxes	31.68	25.47
Return After Taxes on Distributions	26.04	21.93
Return After Taxes on Sale of Fund Shares	23.05	20.32
NAREIT Equity REIT Index	31.58	22.37

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Index Description:
The NAREIT Equity REIT Index is an unmanaged index of all equity REITs currently listed on the New York Stock Exchange, NASDAQ National Market System and the American Stock Exchange.

*The above performance is that of Real Estate Fund Trust Class.  Because Institutional Class has lower expenses, its performance typically would have been slightly better than that of the Trust Class.

Performance Measures

The information on this page provides different measures of the Fund's total return.  Total return includes the effect of distributions as well as changes in share price, if any should occur.  The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes a broad-based index of the equity REIT market.  The Fund’s performance figures include all of its expenses; the index does not include costs of investments

INVESTOR EXPENSES

The Fund does not charge you any fees for buying, selling or exchanging shares held for more than 60 days or for maintaining your account. Your only Fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table
Shareholder Fees (% of amount redeemed)
These are deducted directly from your investment.
Redemption Fee	1.00
Exchange Fee	1.00
These fees are charged on investments held 60 days or less, whether Fund shares are redeemed or exchanged for shares of another Fund. See “Redemption Fee” for more information.
Annual Operating Expenses
(% of average net assets)
These are deducted from Fund assets, so you pay them indirectly
Management Fees	1.00
Plus: Distribution (12b-1) Fees	None
Other expenses*	0.32
Equals: Total annual operating expenses	1.32
Minus: Expense Reimbursement	0.37
Equals: Net Expenses**	0.95

* Other expenses are estimated based on $50 million average net assets in the Fund.

** Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the Institutional Class of the Fund through 8/31/2016, so that the total annual operating expenses of the Institutional Class of the Fund are limited to 0.95% of average net assets. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Institutional Class of the Fund has agreed to repay NBMI for expenses reimbursed to the Institutional Class of the Fund provided that repayment does not cause the Institutional Class of the Fund’s annual operating expenses to exceed 0.95% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense.

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period.  Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$97	$303	$525	$1,166

Investment Manager

Neuberger Berman Management Inc. (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business.  The Manager carries out its duties subject to the policies established by the Board of Trustees.  The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund.  The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $140.3 billion in total assets (as of 9/30/2005) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2005, the management fees paid to the Manager were 0.85% of average net assets.  The Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Institutional Class of the Fund.

Portfolio Manager

Steven R. Brown is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has managed the Fund’s assets since 2002. From 1997 to 2002 he was a co-portfolio manager of a comparable fund at an investment firm specializing in securities of REITs.

Steve S. Shigekawa is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC.  He has been an Associate Portfolio Manager of the Fund since December 2005, and prior to that, was an analyst since 2002.  He held associate analyst positions at two other investment firms from 2000 to 2002.

Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Financial Highlights

Year Ended August 31,	2002(1)	2003	2004	2005
Per-share data ($)
Data apply to a single share throughout each period indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
Share price (NAV) at beginning of period	10.00	9.81	11.49	14.13
Plus: Income from investment operations
Net investment income	0.12	0.31	0.26	0.19
Net gains (losses) – realized and unrealized	(0.24)	1.75	3.17	3.28
Subtotal: income from investment operations	(0.12)	2.06	3.43	3.47
Redemption Fees	0.00	0.00	0.01	0.00
Minus: Distributions to shareholders
Income dividends	0.07	0.38	0.28	0.23
Capital gain distributions	-	-	0.52	2.64
Subtotal: distributions to shareholders	0.07	0.38	0.80	2.87
Equals: Share price (NAV) at end of period	9.81	11.49	14.13	14.73
Ratios (% of average net assets)

The ratios show the Fund’s expenses and net investment income as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses — actual	1.50(2)	1.50	1.47	1.48
Gross Expenses(3)	4.81(2)	2.19	1.93	1.86
Expenses(4)	1.50(2)	1.50	1.50	1.50
Net investment income —actual	3.53(2)	3.10	2.05	1.40
Other data

Total return shows how an investment in the Fund would have performed over each period, assuming all distributions were reinvested.  The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(5)	(1.23)(6)	21.70	31.03	27.06
Net assets at end of period (in millions of dollars)	12.2	31.2	40.1	46.8
Portfolio turnover rate (%)	44(6)	85	148	129

The figures above are from the Real Estate Fund Trust Class.  All of the above figures have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm.  Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1) Period from 5/1/2002 (beginning of operations) to 8/31/2002.

(2) Annualized.

(3) Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

 (4) Shows what this ratio would have been if there had been no expense offset arrangements.

 (5) Would have been lower if Neuberger Berman Management Inc. had not reimbursed certain expenses and/or waived a portion of investment management fees.

 (6) Not annualized.

Neuberger Berman

Your Investment

SHARE PRICES

Because Institutional Class shares of the Fund do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Unless a redemption fee is applied, the Fund pays you the full share price when you sell shares. The Fund imposes a redemption fee on sales or exchanges of Fund shares held 60 days or less.  See the “Redemption Fee” section for more information.  If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Fund is open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. The Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that the Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of Institutional Class shares of the Fund is the total value of Fund assets attributable to Institutional Class shares minus its liabilities attributable to that class, divided by the total number of Institutional Class shares outstanding. Because the value of the Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Fund uses market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When the Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by its trustees. The Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to the Fund’s net asset value calculation. The Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that the Fund’s net asset value will be subject to the judgment of Neuberger Berman Management Inc., operating under procedures approved by the trustees, instead of being determined by market prices.

PRIVILEGES AND SERVICES

If you purchase Institutional Class shares directly from Neuberger Berman Management Inc., you have access to the services listed below. If you are purchasing shares through an investment provider, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a Neuberger Berman money market fund or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a Neuberger Berman fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

DISTRIBUTIONS AND TAXES

Distributions — The Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Fund distributes any net investment income quarterly and makes any capital gain distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from the Fund will be reinvested in additional shares of the Fund. However, if you prefer you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account, or invested in shares of the same class of another Neuberger Berman fund with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Fund shares or paid in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of income and the excess of net short-term capital gain over net long-term capital loss are generally taxed as ordinary income.  However, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period, financing and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares, on which the dividends were paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold, not when you bought your shares of the Fund, or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement accounts. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the IRS tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security  number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the IRS for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-366-6264.

If you use an investment provider, you must supply your signed taxpayer identification number form to your investment provider, if any, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money the Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before the Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in the Fund through a tax-advantaged retirement account, there are no tax consequences to you from a distribution.

MAINTAINING YOUR ACCOUNT

When you buy shares — Instructions for buying shares from Neuberger Berman Management Inc. are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in the Fund or add to your existing account, you will be sent a statement confirming your transaction. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.  The minimum initial investment is $5 million.

When you purchase shares you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed “accepted” when the Fund’s transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management Inc. will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management Inc. or its administrative agent by the following morning.  In addition, if you have established a systematic investment program (SIP) with the Fund, your order is deemed accepted on the date you preselected on your SIP application for the systematic investments to occur.

When you sell shares — If you bought your shares from Neuberger Berman Management Inc. , instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time.  Redemption orders are deemed “accepted” when the Fund’s transfer agent receives your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (See “Medallion Signature Guarantees”).

If you sell shares of the Fund within 60 days or less of purchase, you may be charged a redemption fee. See the “Redemption Fee” section for more information.

When selling shares in an account that you do not intend to close, be sure to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and send you the proceeds by mail.

The Fund reserves the right to pay in kind for redemptions. The Fund does not redeem in kind under normal circumstances, but would do so when Neuberger Berman Management Inc. has determined that it is in the best interests of the Fund’s shareholders as a whole.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move money from one Neuberger Berman fund to another through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of another fund.  There are three things to remember when making an exchange:

•

both accounts must have the same registration

•

you will need to observe the minimum investment and minimum account balance requirements for the Fund accounts involved

•

because an exchange is a sale for tax purposes, consider any tax consequences before placing your order

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive.  Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.  If you sell or exchange shares of the Fund within 60 days or less of purchase, you may be charged a redemption fee.  See the “Redemption Fee” section for more information.

Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as the Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by fax or express delivery.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

•

in unusual circumstances where the law allows additional time if needed

•

if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Fund does not issue certificates for shares.

Other policies — Under certain circumstances, the Fund reserves the right to:

•

suspend the offering of shares

•

reject any exchange or purchase order

•

suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

•

change, suspend, or revoke the exchange privilege

•

suspend the telephone order privilege

•

satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders

•

suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the SEC

•

change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you purchase shares directly or from an investment provider.  A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds.  We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Institutional Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Fund and by Neuberger Berman Management Inc. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of the Fund described in this prospectus.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares.  See “When You Exchange Shares” for more information.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on your behalf or as your agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

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BUYING SHARES

Method	Things to know	Instructions
Sending us a check

Your first investment must be at least $5 million

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
66 Brooks Drive
Braintree, MA 02184-3839

Wiring money	Your first investment must be at least $5 million

Before wiring any money, call 800-366-6264 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the fund name, your account number and other information as requested

Exchanging from another fund	All exchanges must be for at least $1,000 Both accounts involved must be registered in the same name, address and tax ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-366-6264 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-366-6264 to notify us of your purchase Immediately follow up with a wire or electronic transfer
Setting up systematic investments	All investments must be at least $100	Call 800-366-6264 for instructions

SELLING SHARES

Method	Things to know	Instructions
Sending us a letter

Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s)

If you have designated a bank account on your application, you can request that we wire the proceeds to this account

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH)

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
66 Brooks Drive
Braintree, MA 02184-3839

Sending us a fax	Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-366-6264 to obtain the appropriate fax number
Calling in your order

Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59 1/2 or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

Call 800-366-6264 to place your order Give your name, account number, the fund name, the dollar amount or number of shares you want to sell, and any other instructions
Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts involved must be registered in the same name, address and tax ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-366-6264 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-366-6264 for instructions
Redemption Fee	The Fund charges a 1.00% redemption fee on shares redeemed within 60 days or less of purchase	See “Redemption Fee” section or call 800-366-6264 for more information

 Retirement Plans

We offer investors a number of tax-advantaged plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell education savings accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you, then call 800-366-6264 for information on any Neuberger Berman retirement plan or account.

REDEMPTION FEE

If you sell your shares of the Fund within 60 days of your purchase, you will be charged a fee of 1.00% on the current net asset value of the shares sold.  The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.

The Fund uses a “first-in, first-out” method to determine how long you have held your Fund shares.  This means that if you bought shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

We may not impose the redemption fee on a redemption of:

•

shares acquired by reinvestment of dividends or other distributions of the Fund;

•

shares held in an account of certain qualified retirement plans;

•

shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or

•

shares held in certain rebalancing and asset allocation programs.

Shareholders purchasing through an investment provider should contact that provider to determine whether it imposes a redemption fee or has such a policy in place.

MARKET TIMING POLICY

Frequent purchases, exchanges and redemptions in Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Fund’s trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Fund reserves the right to reject any exchange or investment order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

To further discourage excessive trading, if a shareholder sells shares of the Fund within 60 days of purchase, the shareholder will be charged a 1.00% fee on the current net asset value of the shares sold.  The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs, and is imposed uniformly on all shareholders, with only a few exceptions:  the Fund may not impose a fee on a redemption of shares acquired by reinvestment of dividends or other distributions of the Fund; shares held in an account of certain qualified retirement plans; shares purchased through other investment providers, if the provider imposes a similar type of fee or otherwise has a policy in place to deter short-term trading; or shares held in certain rebalancing and asset allocation programs.

Neuberger Berman Management Inc. applies the Fund’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Fund, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Fund makes an effort to monitor for market-timing activities, the ability of the Fund to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Fund will be able to eliminate all market-timing activities.

PORTFOLIO HOLDINGS POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

The complete portfolio holdings for the Fund are available at http://www.nb.com/ind/mutual_funds/prospectuses/ 15-30 days after each month-end.  The Fund’s complete portfolio holdings will remain available at www.nb.com until the subsequent month-end holdings have been posted.  Complete holdings for the Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC.  Historical portfolio holdings are available upon request.

FUND STRUCTURE

The Fund uses a “multiple class” structure. The Neuberger Berman funds offer one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Fund.

Neuberger Berman Equity Funds

Institutional Class Shares

No load, sales charges or 12b-1 fees

If you would like further details on this Fund you can request a free copy of the following documents:

Shareholder Reports — The shareholder reports offer information about the Fund’s recent performance, including:

•

a discussion by the portfolio manager(s) about strategies and market conditions

•

Fund performance data and financial statements

•

portfolio holdings

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on this Fund, including:

•

various types of securities and practices, and their risks

•

investment limitations and additional policies

•

information about the Fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc.

Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY

10158-0180

800-977-9700

212-476-8800

Broker/Dealer and Institutional Services: 800-366-6264

Web site: www.nb.com

Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington DC 20549-0102. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

NEUBERGER BERMAN
A Lehman Brothers Company

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor

New York, NY  10158-0180

Shareholder Services
800-877-9700

Institutional Services
800-366-6264

www.nb.com

F0675  12/05

SEC file number: 811-582

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NEUBERGER BERMAN EQUITY FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Institutional Class Shares

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DATED DECEMBER 30, 2005

Neuberger Berman Real Estate Fund

605 Third Avenue, 2nd Floor, New York, NY 10158-0180

Toll-Free 800-877-9700

The Institutional Class of the Neuberger Berman Real Estate Fund (a “Fund”) is a mutual fund that offers shares pursuant to a Prospectus dated December 30, 2005.

The Prospectus for the Institutional Class provides more information about the Fund that you should know before investing. You can get a free copy of the Prospectus for the Institutional Class from Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700. You should read the Prospectus carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Institutional Class. The Fund offers Trust Class shares in another Prospectus.  This Statement of Additional Information and corresponding Prospectus relates solely to the Institutional Class of shares.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the Fund names in this SAI are either service marks or registered service marks of Neuberger Berman Management Inc. ©2005 Neuberger Berman Management Inc. All rights reserved.

TABLE OF CONTENTS

Page

INVESTMENT INFORMATION

3

Investment Policies and Limitations

3

Cash Management and Temporary Defensive Positions.

5

PERFORMANCE INFORMATION

23

Average Annual Total Return Computations

24

Average Annual Total Return After Taxes on Distributions

24

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares

24

CERTAIN RISK CONSIDERATIONS

25

TRUSTEES AND OFFICERS

25

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

39

Investment Manager and Administrator

39

Sub-Adviser

41

Portfolio Manager Disclosure

41

Investment Companies Managed

43

Codes of Ethics

48

Management and Control of NB Management and Neuberger Berman

48

DISTRIBUTION ARRANGEMENTS

49

ADDITIONAL PURCHASE INFORMATION

50

Share Prices and Net Asset Value

50

Automatic Investing and Dollar Cost Averaging

51

ADDITIONAL EXCHANGE INFORMATION

52

ADDITIONAL REDEMPTION INFORMATION

56

Suspension of Redemptions

56

Redemptions in Kind

56

DIVIDENDS AND OTHER DISTRIBUTIONS

57

ADDITIONAL TAX INFORMATION

57

Taxation of the Fund

57

Taxation of the Fund’s Shareholders

61

FUND TRANSACTIONS

62

Commission Recapture Program and Expense Offset Arrangement

65

Portfolio Turnover

66

Proxy Voting

66

PORTFOLIO HOLDINGS DISCLOSURE

67

REPORTS TO SHAREHOLDERS

70

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

70

CUSTODIAN AND TRANSFER AGENT

71

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

71

LEGAL COUNSEL

71

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

71

REGISTRATION STATEMENT

71

FINANCIAL STATEMENTS

71

APPENDIX A – RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

A-1

INVESTMENT INFORMATION

The Fund is a separate operating series of Neuberger Berman Equity Funds (“Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as a diversified, open-end management investment company.

The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)

67% of the total units of beneficial interest (“shares”) of the Fund represented at a meeting at which more than 50% of the outstanding Fund shares are represented, or

(2)

a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

Except as set forth in the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund.

The following investment policies and limitations are fundamental:

1. Borrowing.  The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

2. Commodities.  The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

3. Diversification. The Fund is non-diversified under the 1940 Act.

4.  Industry Concentration.  The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”).

5.  Lending.  The Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

6.  Real Estate.  The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.

7. Senior Securities.  The Fund may not issue senior securities, except as permitted under the 1940 Act.

8. Underwriting.  The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

The following investment policies and limitations are non-fundamental:

1. Borrowing.  The Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

2. Lending.  Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

3. Margin Transactions.  The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

4. Foreign Securities.  The Fund may not invest more than 10% of the value of its total assets in securities denominated in foreign currency.

These policies do not limit investment in American Depository Receipts (“ADRs”) and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

5. Illiquid Securities.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

6. Investments in Any One Issuer.  At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for federal tax purposes, or securities of another regulated investment company (“RIC”).

7. Equity Securities.  The Fund normally invests at least 80% of its net assets in equity securities. Although this is a non-fundamental policy, the Trustees will not change this policy without at least 60 days’ notice to shareholders. As used in this policy, “assets” means net assets plus the amount of any borrowing for investment purposes.

Cash Management and Temporary Defensive Positions.

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper, and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund or an unregistered fund, each managed by NB Management or an affiliate, to manage uninvested cash (which will only be invested in shares of a money market fund) and cash collateral received in connection with securities lending. The unregistered fund seeks a higher return by investing in debt instruments with maturities beyond those permitted to a money market fund.

Additional Investment Information

The Fund, as indicated below, may make the following investments, among others; some of which are part of the Fund’s principal investment strategies and some of which are not. The principal risks of the Fund’s principal strategies are discussed in the Prospectus. They may not buy all of the types of securities or use all of the investment techniques that are described.

Illiquid Securities.  Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions that could be costly to the Fund.

Policies and Limitations.  The Fund may invest up to 15% of its net assets in illiquid securities.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from it at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

Policies and Limitations.  Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Securities Loans. The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 102% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially. Subject to compliance with the conditions of an SEC exemptive order, the Fund can loan securities through a separate operating unit of Neuberger Berman, LLC (“Neuberger Berman”) or an affiliate of Neuberger Berman, acting as agent. The Fund also can loan securities to Neuberger Berman and its affiliates (other than NB Management), subject to the conditions of the SEC order.  The Fund may also loan securities through eSecLending, which provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.

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Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be equal to at least 102% of the market value of the loaned securities, which will also be marked to market daily.

Restricted Securities and Rule 144A Securities.  The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. NB Management, acting under guidelines established by the Fund Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Foreign Securities.  The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse eff ects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as investors.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividend s and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in ADRs, European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs are less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

Policies and Limitations.  To limit the risks inherent in investing in foreign currency denominated securities, the Fund may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within this limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

Investments in securities of foreign issuers are subject to the Fund’s quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

Technology Securities.  These include the securities of companies substantially engaged in offering, using, or developing products, processes, or services that provide, or that benefit significantly from, technological advances or that are expected to do so. Technology-related businesses include, among others: computer products, software, and electronic components; computer services; telecommunications; networking; Internet; and biotechnology, pharmaceuticals or medical technology. The products or services offered by issuers of technology securities quickly may become obsolete in the face of technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In addition, technology companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggre ssive pricing which may increase their volatility. Competitive pressures in the technology-related industries also may have a significant effect on the performance of technology securities.

The issuers of technology securities also may be smaller or newer companies, which may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be subject to intense competition from larger or more established companies.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices,

Forward Contracts, and Options on Foreign

Currencies (collectively, “Financial Instruments”)

Futures Contracts and Options Thereon.  The Fund may purchase and sell single stocks and interest rate futures contracts, stock and bond index futures contracts (including those on a narrow-based index), and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or prese rve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”).

A “sale” of a futures contract (or a “short” futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange’s affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

“Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund’s futures positions. The margin deposit made by the Fund when it enters into a futures contract (“initial margin”) is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit (“variation margin”). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin w ill be paid to the Fund. In computing its NAVs, the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management’s judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Fund, it could have an adverse impact on the NAV of the Fund.

Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or “DTEFs”), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter party to a contract executed on a DTEF.

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Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

Policies and Limitations.  The Fund may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund does not engage in transactions in futures and options on futures for speculation.

The Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the Portfolio Managers may use such futures and options to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Call Options on Securities.  The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

Policies and Limitations.  The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only “covered” call options on securities it owns (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do).

The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

Put Options on Securities.  The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates the Fund to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Policies and Limitations.  The Fund generally writes and purchases put options on securities for hedging purposes (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV).

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General Information About Securities Options.  The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a cov ered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter party’s insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

The premium the Fund receives or pays when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations.  The Fund may use American-style options.

The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices.  For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index.

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed “index multiplier.” A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (“NYSE”), the American Stock Exchange, and other U.S. and foreign exchanges.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

Policies and Limitations. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund’s exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

Foreign Currency Transactions.  The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price (“forward contracts”). The Fund also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

NB Management believes that the use of foreign currency hedging techniques, including “proxy-hedges,” can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

Policies and Limitations.  The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

Options on Foreign Currencies.  The Fund may write and purchase covered call and put options on foreign currencies.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Policies and Limitations. The Fund would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

Regulatory Limitations on Using Financial Instruments.  If the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are “in-the-money”) may not exceed 5% of the Fund’s net assets.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Fund.

Policies and Limitations. The Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

General Risks of Financial Instruments.  The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sel l a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

The Fund’s use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended (“Code”), with which it must comply if it is to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

Policies and Limitations. When hedging, NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund’s underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

Fixed Income Securities.  While the emphasis of the Fund’s investment programs is on common stocks and other equity securities, the Fund may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Fund may invest in investment grade corporate bonds and debentures. The debt securities in which the Fund may invest include variable rate securities, the interest rates on which reset at specified intervals to reflect current market rates as defined by a certain index of reference rate, and floating rate securities, the interest rates on which reset whenever the specified index or reference rate changes. The Fund may invest in corporate debt securities rated below investment grade.

U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as “Sallie Mae”), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the Treasury’s discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

“Investment grade” debt securities are those receiving one of the four highest ratings from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization (“NRSRO”) or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities (“Comparable Unrated Securities”). Securities rated by Moody’s in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, the Fund primarily refers to ratings assigned by S&P and Moody’s, which are described in Appendix A to this SAI.

Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity (“market risk”). The value of the fixed income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund’s fixed income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are re gularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

Policies and Limitations.  The Fund normally may invest up to 20% of its total assets in debt securities.

There are no restrictions as to the ratings of debt securities the Fund may acquire or the portion of its assets each may invest in debt securities in a particular ratings category. Although the Fund does not presently intend to invest in debt securities, they may invest in convertible bonds that the manager believes present a good value because they are convertible into equity securities and have an attractive yield.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations.  The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody’s (P-1) or is deemed by NB Management to be of comparable quality.

Zero Coupon Securities.  The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

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The discount on zero coupon securities (“original issue discount” or “OID”) must be included in gross income ratably by each such Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its accrued OID) to its shareholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

Convertible Securities.  The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated t o comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Preferred Stock.  The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Swap Agreements.  The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

Real Estate-Related Instruments.  The Fund will not directly invest in real estate, but rather in securities issued by real estate companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes i n neighborhood values and the appeal of properties to tenants, and changes in interest rates. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

The types of REITs described above are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to indirectly bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund’s investments will consist of equity REITs.

The Fund may also invest in mortgage-backed securities. These are fixed income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when those interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This limits the Fund’s ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgago rs refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae, and Freddie Mac) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

Policies and Limitations. Under normal conditions at least 80% of the Fund’s net assets will be invested in the securities of companies principally engaged in the real estate industry. A company is “principally engaged” in the real estate industry if it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate.

Other Investment Company Securities.  The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as shares of investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

As a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. The Fund does not intend to invest in such investment companies unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Policies and Limitations.  Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund’s investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets in the aggregate.

Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations ..

PERFORMANCE INFORMATION

The Fund’s performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor’s original cost.

Average Annual Total Return Computations

The Fund may advertise certain total return information. An average annual compounded rate of return (“T”) may be computed by using the redeemable value at the end of a specified period (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ERV

Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

NB Management may from time to time waive a portion of its fees due from the Fund or reimburse the Fund for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectuses and in “Investment Management and Administration Services” below.

Average Annual Total Return After Taxes on Distributions

An average annual rate of return after taxes on distribution (“T”) may be computed by using the ending value at the end of a specified period after taxes on Fund distributions but not after taxes on redemption (“ATVD”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ATVD

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares

An average annual rate of return after taxes on distribution and sale of Fund shares (“T”) may be computed by using the ending value at the end of a specified period after taxes on Fund distributions and sale of Fund shares (“ATVDR”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula:

P(1+T)n = ATVDR

CERTAIN RISK CONSIDERATIONS

Although the Fund seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Fund will achieve its investment objective.

TRUSTEES AND OFFICERS

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Fund Trustee (4)	Other Directorships Held Outside Fund Complex by Fund Trustee
Independent Fund Trustees
John Cannon (75)	Trustee since 2000	Consultant. Formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	45	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.
Faith Colish (70)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	45	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).
C. Anne Harvey (68)	Trustee since 2000	Consultant, C.A. Harvey Associates since June 2001; formerly, Director, AARP, 1978 to December 2001.	45

President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors since 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; formerly, Member, American Savings Education Council’s Policy Board (ASEC), 1998 to 2000; formerly, Member, Executive Committee, Crime Prevention Coalition of America, 1997 to 2000.

Barry Hirsch (72)	Trustee since 2000	Attorney-at-Law. Formerly, Senior Counsel, Loews Corporation (diversified financial corporation), May 2002 to April 2003; formerly, Senior Vice President, Secretary and General Counsel, Loews Corporation.	45	None.
Robert A. Kavesh (78)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	45

Director, The Caring Community (not-for-profit); formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (68)	Trustee since 1984	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993 to 2001.	45

Director, WHX Corporation (holding company) since August 2002; Director, Webfinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for-profit theater) since 2000; formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

Edward I. O’Brien (77)	Trustee since 1993	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	45	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
William E. Rulon (73)	Trustee since 1986	Retired. Formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	45	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to “at risk” children) since 1998; formerly, Director, Prandium, Inc. (restaurants) from March 2001 to July 2002.
Cornelius T. Ryan (74)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	45

Director, Capital Cash Management Trust (money market fund), Naragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom D. Seip (55)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	45

Director, H&R Block, Inc. (financial services company) since May 2001; Director, Forward Management, Inc. (asset management) since 2001; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003; Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (58)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2002.	45

Director, The Proformance Insurance Company (personal lines property and casualty insurance company) since March 2004; Director, Providence Washington (property and casualty insurance company) since December 1998; Director, Summit Global Partners (insurance brokerage firm) since October 2000.

Peter P. Trapp (61)	Trustee since 2000	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	45	None.
Fund Trustees who are “Interested Persons”
Jack L. Rivkin* (65)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger Berman since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger Berman from December 2002 to 2005; Director and Chairman, NB Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc. from September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc. from September 1995 to February 2002.	45

Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright, Inc. (private company) since 1998; Director, Infogate, Inc. (private company) since 1997; Director, Broadway Television Network (private company) since 2000.

Peter E. Sundman* (46)	Chairman of the Board, Chief Executive Officer and Trustee since 1999	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.’s Mutual Funds Business (since 1999) and Institutional Business (from 1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 2005; President and Director, NB Management since 1999; Managing Director, Neuberger Berman since 2005; formerly, Executive Vice President, Neuberger Berman from 1999 to December 2005; formerly, Principal, Neuberger Berman from 1997 to 1999; formerly, Senior Vice President, NB Management from 1996 to 1999.	45	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company) from October 1999 to March 2003; Trustee, Frost Valley YMCA.

(1)

The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)

Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)

For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*

Indicates a Fund Trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Michael J. Bradler (35)	Assistant Treasurer since 2005	Employee, NB Management since 1997; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005).

Claudia A. Brandon (49)	Secretary since 1985

Vice President-Mutual Fund Board Relations, NB Management since 2000 and Assistant Secretary since 2004; Vice President, Neuberger Berman since 2002 and employee since 1999; formerly, Vice President, NB Management from 1986 to 1999; Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Robert Conti (49)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; formerly, Vice President, Neuberger Berman from 1999 to 2003; Senior Vice President, NB Management since 2000; formerly, Controller, NB Management until 1996; formerly, Treasurer, NB Management from 1996 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Brian J. Gaffney (52)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; formerly, Vice President, NB Management from 1997 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Sheila R. James (40)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; formerly, Employee, NB Management from 1991 to 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004 and one since 2005).

Kevin Lyons (50)	Assistant Secretary since 2003

Employee, Neuberger Berman since 1999; formerly, Employee, NB Management from 1993 to 1999; Assistant Secretary, fifteen registered investment companies for which NB Management acts as investment manager and administrator (ten since 2003, four since 2004 and one since 2005).

John M. McGovern (35)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Vice President, Neuberger Berman since January 2004; Employee, NB Management since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005); formerly, Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator from 2002 to 2005.

Frank Rosato (34)	Assistant Treasurer since 2005	Employee, NB Management since 1995; Assistant Treasurer, fifteen registered investment companies for which NB Management acts as investment manager and administrator since 2005.

Frederic B. Soule (59)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; formerly, Vice President, Neuberger Berman from 1999 to 2003; formerly, Vice President, NB Management from 1995 to 1999; Vice President, fifteen registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004 and one since 2005).

Chamaine Williams (34)	Chief Compliance Officer since 2005

Vice President, Lehman Brothers Inc. since 2003; Chief Compliance Officer, fifteen registered investment companies for which NB Management acts as investment manager and administrator (fifteen since 2005); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.) from 1997-2003.

____________________

(1)

The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)

Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

The Board of Trustees

The Board of Trustees is responsible for managing the business and affairs of the Trust. Among other things, the Board of Trustees generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts. It is the Trust’s policy that at least three quarters of the Board of Trustees shall be comprised of Fund Trustees who are not “interested persons” of NB Management (including its affiliates) or the Trust (“Independent Fund Trustees”). The Board of Trustees has established several standing committees to oversee particular aspects of the Fund’s management. The standing committees of the Board of Trustees are described below.

Audit Committee. The Audit Committee’s purposes are (a) to oversee the Fund’s accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firms; and (e) to act as a liaison between the Fund’s independent registered public accounting firms and the full Board. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees. During the fiscal year ended August 31 2005, the Committee met seven times.

Ethics and Compliance Committee. The Ethics and Compliance Committee oversees: (a) the Trust’s program for compliance with Rule 38a-1 and the Trust’s implementation and enforcement of its compliance policies and procedures; (b) the compliance with the Trust’s Code of Ethics, which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and trustees; and (c) the activities of the Trust’s Chief Compliance Officer ("CCO"). The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee.)  The Committee’s primary function is oversight.  Each investment adviser, subadviser, principal underwriter, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations.  The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers.  Its members are John Cannon, Faith Colish, C. Anne Harvey, Robert A. Kavesh (Chairman) and Edward I. O’Brien. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met one time. The entire Board will receive at least annually a report on the compliance programs of the Trust and service providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Trust, Neuberger Berman and NB Management.

Contract Review Committee. The Contract Review Committee is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to renew the Trust’s principal contractual arrangements and Rule 12b-1 plans. Its members are Faith Colish (Chairwoman), Barry Hirsch, Robert A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met one time.

Executive Committee. The Executive Committee is responsible for acting in an emergency when a quorum of the Board of Trustees is not available; the Committee has all the powers of the Board of Trustees when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Howard A. Mileaf, Edward I. O’Brien, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee did not meet.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Fund Trustees including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Trust; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. Its members are C. Anne Harvey (Chairwoman), Barry Hirsch, Robert A. Kavesh, Howard A. Mileaf, and Tom D. Seip. All members are Independent Fund Trustees. The Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Equity Funds, 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180. During the fiscal year ended August 31, 2005, the Committee met five times.

Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee: (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the auditors and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the manager or any affiliate of the manager as principal or agent.  Its members are John Cannon, Faith Colish, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. During the fiscal year ended August 31, 2005, the Committee met eight times.

Investment Performance Committee. The Investment Performance Committee is responsible for overseeing and guiding the process by which the Board reviews fund performance.  Its members are Robert A. Kavesh, Edward I. O’Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees.  During the fiscal year ended August 31, 2005, the Committee met two times.

The Trust’s Trust Instrument provides that the Trust will indemnify its Fund Trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Fund Trustees have n ot engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Officers and trustees who are interested persons of the Trust, as defined in the 1940 Act, receive no salary or fees from the Trust.  Effective July 1, 2005, the compensation of each Independent Fund Trustee has been restructured.  For serving as a trustee of the Neuberger Berman Funds, each Independent Fund Trustee receives an annual retainer of $60,000, paid quarterly, and a fee of $7,500 for each of the six regularly scheduled meetings he or she attends in-person or by telephone.  For any additional special in-person meeting of the Board, the Independent Fund Trustees will determine whether a fee is warranted, provided, however, that no fee is normally authorized for any special meeting attended by telephone. To compensate for the additional time commitment, the Chair of the Board’s Audit Committee receives $5,000 per year and each member of the Audit Committee, includ ing the Chair, receives $1,000 for each Audit Committee meeting he or she attends in-person or by telephone.  No additional compensation is provided for service on any other Board committee.  The Lead Independent Trustee receives an additional $20,000 per year. The Neuberger Berman Funds continue to reimburse Independent Fund Trustees for their travel and other out-of-pocket expenses related to attendance at Board meetings.  The Independent Fund Trustee compensation is allocated to each Neuberger Berman Fund based on average net assets.

The following table sets forth information concerning the compensation of Fund Trustees. Neuberger Berman Equity Funds does not have any retirement plan for its trustees.

TABLE OF COMPENSATION

FOR FISCAL YEAR ENDED 8/31/05

Name and Position with the Trust	Aggregate Compensation from the Trust	Total Compensation from Investment Companies in the Neuberger Berman Fund Complex Paid to Trustees
Independent Trustees
John Cannon Trustee	$27,441	$91,396
Faith Colish Trustee	$25,380	$84,394
C. Anne Harvey Trustee	$25,380	$84,394
Barry Hirsch Trustee	$25,380	$84,394
Robert A. Kavesh Trustee	$23,072	$76,894
Howard A. Mileaf Trustee	$25,380	$84,394
Edward I. O’Brien Trustee	$25,380	$84,394
William E. Rulon Trustee	$23,072	$76,894
Cornelius T. Ryan Trustee	$28,928	$96,366
Tom Decker Seip Trustee	$27,126	$90,370
Candace L. Straight Trustee	$25,380	$84,394
Peter P. Trapp Trustee	$27,441	$91,396
Fund Trustees who are “Interested Persons”
Jack L. Rivkin Trustee	$0	$0
Peter E. Sundman Trustee	$0	$0

Since the Institutional Class of the Fund is new, the trustees and officers of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Institutional Class of the Fund.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each Fund Trustee as of December 31, 2004.

Real Estate Fund
Independent Fund Trustees
John Cannon	A
Faith Colish	A
C. Anne Harvey	A
Barry Hirsch	A
Robert A. Kavesh	A
Howard A. Mileaf	D
Edward I. O’Brien	A
William E. Rulon	A
Cornelius T. Ryan	A
Tom Decker Seip	A
Candace L. Straight	A
Peter P. Trapp	A
Fund Trustees who are “Interested Persons”
Jack L. Rivkin	A
Peter E. Sundman	E

A = None; B = $1-$10,000; C = $10,000 - $50,000; D = $50,000-$100,000; E = over $100,000

The following table shows the aggregate dollar range that each Trustee held in all the funds in the Neuberger Berman Fund Family.

Name of Trustee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Fund Trustees
John Cannon	$50,001-$100,000
Faith Colish	Over $100,000
C. Anne Harvey	$50,001-$100,000
Barry Hirsch	Over $100,000
Robert A. Kavesh	$10,001 - $50,000
Howard A. Mileaf	Over $100,000
Edward I. O’Brien	Over $100,000
William E. Rulon	$50,001-$100,000
Cornelius T. Ryan	Over $100,000
Tom D. Seip	Over $100,000
Candace L. Straight	Over $100,000
Peter P. Trapp	$50,001-$100,000
Trustees who are “Interested Persons”
Jack L. Rivkin	$10,001 - $50,000
Peter E. Sundman	Over $100,000

* Valuation as of December 31, 2004.

Independent Fund Trustees Ownership of Securities

No Independent Fund Trustee (including his/her immediate family members) owns any securities (not including shares of registered investment companies) in any Neuberger Berman entity or Lehman Brothers Holdings Inc., which controls the Neuberger Berman entities.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator

NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Trust, dated November 3, 2003 (“Management Agreement”).

The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund’s assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund.

NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trust who are officers, directors, or employees of NB Management. The Fund pays NB Management a management fee based on the Fund’s average daily net assets, as described below.

NB Management provides facilities, services, and personnel as well as accounting, record keeping and other services to the Fund pursuant to an administration agreements with the Institutional Class of the Trust, dated October 31, 2003 (each an “Administration Agreement”). For such administrative services, the Fund pays NB Management a fee based on the Institutional Class’s average daily net assets, as described below.

Under the Administration Agreement, NB Management also provides to the Institutional Class and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund’s shareholder servicing agent or third-party investment providers, such as brokers, banks, or pension administrators (“Institutions”). NB Management provides the direct shareholder services specified in the Administration Agreement and assists the shareholder servicing agent or Institutions in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities. NB Management or the Institutions solicit and gather shareholder proxies, performs services connected with the qualification of the Fund’s shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

NB Management enters into administrative services agreements with Institutions pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Fund.

From time to time, the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Institutions may be subject to federal or state laws that limit their ability to provide certain administrative or distribution related services. NB Management and the Fund intend to contract with Institutions for only those services they may legally provide. If, due to a change in laws governing Institutions or in the interpretation of any such law, an Institution is prohibited from performing some or all of the above-described services, NB Management or the Fund may be required to find alternative means of providing those services. Any such change is not expected to impact the Fund or their shareholders adversely.

Management and Administration Fees

For investment management services, the Fund pays NB Management a management fee at the annual rate of 0.85% of the Fund’s average daily net assets.

For administrative services, the Institutional Class of the Fund pays NB Management a fee at the annual rate of 0.15% of the Fund’s average daily net assets, plus out-of-pocket expenses for technology used for shareholder servicing. In most years, these out-of-pocket expenses are expected to be a fraction of a basis point (a basis point is 1/100 of a percentage point).

Waivers and Reimbursements

NB Management has undertaken to provide certain waivers or reimbursements of expenses of the Institutional Class of the Fund, as described below.

Institutional Class

NB Management has contractually undertaken to reimburse the Institutional Class of the Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 0.95% per annum of the Institutional Class’ average daily net assets. This undertaking lasts until August 31, 2016. The Institutional Class has contractually undertaken to reimburse NB Management for the excess expenses paid by NB Management, provided the reimbursements do not cause the Class’ total operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) to exceed an annual rate of 0.95% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

The Management Agreement continues until October 31, 2006. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding interests in the Fund. The Administration Agreement continues until October 31, 2006. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Trustees, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

The Management Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by the Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser

NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated November 3, 2003 (“Sub-Advisory Agreement”).

The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services.

The Sub-Advisory Agreement continues until October 31, 2006 and is renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Fund Trustees or a 1940 Act majority vote of the outstanding interests in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days’ prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to the Fund if they are assigned or if the Management Agreement terminates with respect to the Fund.

Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Portfolio Manager Disclosure

Other Accounts Managed

Steven R. Brown is a Portfolio Manager for the Fund.  Steve Shigekawa is an Associate Portfolio Manager for the Fund.  The table below describes the other accounts for which they have day-to-day management responsibility as of August 31, 2005.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Steven R. Brown

Registered Investment Companies*	4	$1,870	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts**	20	$486	0	$0

Steve Shigekawa

Registered Investment Companies*	4	$1,870	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0

Other Accounts**	20	$486	0	$0

*Registered Investment Companies include: Mutual Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  NB Management, Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts .. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance.  Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing.  Senior m anagement determines this component in appropriate cases.  There are additional components that comprise the Portfolio Managers’ compensation packages, including:  (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering;  (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and  (iii) the total amount of assets for which the Portfolio Manager is responsible.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees.  NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management.  The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2005.

Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Owned in the Fund
Steven R. Brown	Neuberger Berman Real Estate Fund	E
Steve Shigekawa	Neuberger Berman Real Estate Fund	A

A = None; B = $1-$10,000; C = $10,001-$50,000; D =$50,001-$100,000;

E = $100,001-500,000; F = $500,001-$1,000,000; G = Over $1,000,001

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 21, 2005, the Board, including the Independent Fund Trustees, approved continuance of the Management and Sub-Advisory Agreements (“Agreements”) for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by NB Management and Neuberger Berman in response to questions submitted by counsel to the Independent Fund Trustees, and met with senior representatives of NB Management and Neuberger Berman regarding their personnel and operations.  The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of NB Management and Neuberger Berman.  The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements.  They met with such counsel separately from representatives of NB Management to discuss the annual contract review.  The annual contract review extends over two regular meetings of the B oard to ensure that NB Management and Neuberger Berman have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses.  In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by NB Management and Neuberger Berman; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by NB Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from NB Management and Neuberger Berman that addressed specific factors designed to inform the Board’s consideration of these and other issues.  The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers.  The Board considered the experience and staffing of portfolio management and the investment research personnel of NB Management and Neuberger Berman dedicated to performing services for the Fund.  The Board noted that NB Management also provides certain administrative services, including fund accounting and compliance oversight.  The Board also considered NB Management’s and Neuberger Berman’s policies and practices regarding brokerage and allocation of portfolio transactions for the Fund.  The Board considered the quality of brokerage execution provided by NB Management and its affiliates. The Board’s Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger Berman and Lehman Brothers provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund.  In addition, the Board noted the positive compliance history of NB Management and Neuberger Berman, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies.  The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to NB Management or Neuberger Berman or their affiliates. The Board also considered the profitability of NB Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund’s management fee and overall expense ratio to a peer group of comparable funds.  The Board considered the range and average of the management fees and expense ratios of the peer group.  With regard to the sub-advisory fee paid to Neuberger Berman, the Board noted that this fee is reflective of an “at cost” basis and there is no profit to Neuberger Berman with regard to these fees.  The Board considered the Fund’s overall expenses in relation to the overall expenses of the peer group median.  In addition, the Board considered the contractual limits on Fund expenses undertaken by NB Management for the Fund.

The Board considered whether there were other funds that were sub-advised by NB Management or its affiliates or separate accounts managed by NB Management with similar investment objectives, policies and strategies as the Fund.  The Board compared the fees charged to a comparable sub-advised fund and comparable separate accounts to the fees charged to the Fund at various asset levels.  The Board considered the appropriateness and reasonableness of the differences between the fees charged between the Fund and the comparable sub-advised fund and comparable separate accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any actual or anticipated economies of scale in relation to the services NB Management provides to the Fund. The Board considered whether the Fund’s fee structure should provide for a reduction of payments resulting from the use of breakpoints.

In concluding that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to NB Management’s profit or loss on the Fund for a recent period and the trend in profit or loss over recent years.  The Board also carefully examined NB Management’s cost allocation methodology and had an independent expert review the methodology.  It also reviewed an analysis from an independent data service on investment management profitability margins.  The Board also reviewed whether NB Management and Neuberger Berman used brokers to execute Fund transactions that provide research and other services to NB Management and Neuberger Berman, and the types of benefits potentially derived by the Fund and by other clients of NB Management and Neuberger Berman from such services.  The Board recognized that NB Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that NB Management’s level of profitability from its relationship with the Fund was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders.  In reaching this determination, the Board considered that NB Management and Neuberger Berman could be expected to provide a high level of service to the Fund; the performance of the Fund was satisfactory over time; that the Fund’s fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to NB Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

Investment Companies Managed

As of September 30, 2005, the investment companies managed by NB Management had aggregate net assets of approximately $29.1 billion. NB Management currently serves as investment manager of the following investment companies:

Name	Approximate Net Assets at September 30, 2005

Lehman Brothers Core Bond Fund	$79,486,135

Lehman Brothers Municipal Money Fund	$565,687,195

Neuberger Berman Cash Reserves	$451,251,790

Neuberger Berman Government Money Fund	$391,965,424

Neuberger Berman High Income Bond Fund	$812,333,409

Neuberger Berman Limited Maturity Bond Fund	$173,629,180

Neuberger Berman Municipal Securities Trust	$34,416,261

Neuberger Berman Strategic Income Fund	$24,218,596

Neuberger Berman Century Fund	$10,947,548

Neuberger Berman Fasciano Fund	$546,725,624

Neuberger Berman Focus Fund	$1,376,545,729

Neuberger Berman Genesis Fund	$11,026,168,165

Neuberger Berman Guardian Fund	$1,596,467,893

Neuberger Berman International Fund	$801,106,118

Neuberger Berman International Institutional Fund	$67,977,605

Neuberger Berman Manhattan Fund	$355,667,159

Neuberger Berman Millennium Fund	$49,809,053

Neuberger Berman Partners Fund	$2,576,030,160

Neuberger Berman Real Estate Fund	$48,196,540

Neuberger Berman Regency Fund	$151,228,619

Neuberger Berman Socially Responsive Fund	$482,112,389

Neuberger Berman Advisers Management Trust	$2,377,538,142

Neuberger Berman Intermediate Municipal Fund Inc.	$488,198,640

Neuberger Berman California Intermediate Municipal Fund Inc.	$160,460,044

Neuberger Berman New York Intermediate Municipal Fund Inc.	$130,375,303

Neuberger Berman Real Estate Income Fund Inc.	$148,966,543

Neuberger Berman Realty Income Fund Inc.	$846,177,353

Neuberger Berman Real Estate Securities Income Fund Inc.	$830,177,951

Neuberger Berman Income Opportunity Fund Inc.	$423,842,088

Neuberger Berman Dividend Advantage Fund Inc.	$193,579,835

Institutional Liquidity Portfolio	$2,327,855,881

Prime Portfolio	$1,954,043,195

The investment decisions concerning the Fund and the other registered investment companies managed by NB Management (collectively, “Other NB Funds”) have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Fund. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Fund to achieve their objectives may differ. The investment results achieved by all of the registered investment companies managed by NB Management have varied from one another in the past and are likely to vary in the future.

There may be occasions when the Fund and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the Fund involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Fund Trustees that the desirability of the Fund having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics

The Fund, NB Management and Neuberger Berman, LLC have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund’s Portfolio Managers and other investment personnel who comply with the policies’ preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the Funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Funds. Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Management and Control of NB Management and Neuberger Berman

Neuberger Berman and NB Management are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly owned holding company. The directors, officers and/or employees of NB Management, Neuberger Berman and Neuberger Berman Inc. who are deemed “control persons,” all of whom have offices at the same address as NB Management and Neuberger Berman, are: Kevin Handwerker, Jeffrey B. Lane, Robert Matza, Jeffrey S. Maurer, Jack L. Rivkin and Peter E. Sundman. Mr. Sundman and Mr. Rivkin are Fund Trustees and officers of the Trust.

Lehman Brothers Holding Inc. is one of the leading global investment banks serving the financial needs of corporations, governments and municipalities, institutional clients, and high-net-worth individuals worldwide. Founded in 1850, Lehman Brothers Holdings Inc. maintains leadership positions in equity and fixed income sales, trading and research, investment banking, private equity, and private client services. The firm is headquartered in New York, London, and Tokyo and operates in a network of offices around the world. Lehman Brothers Holdings Inc.’s address is 745 Seventh Avenue, New York, New York 10019.

According to a Schedule 13G jointly filed on February 14, 2005 by AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, and AXA Courtage Assurance Mutuelle (collectively, the “Mutuelles AXA”), AXA (“AXA”), and AXA Financial, Inc., a subsidiary of AXA (“AFI”): (a) the Mutuelles AXA, which as a group control AXA, and AXA beneficially own 12,161,892 shares of common stock of Lehman Brothers solely for investment purposes and have sole voting power with respect to 5,998,759 of such shares, shared voting power with respect to 1,562,204 of such shares, sole dispositive power with respect to 12,160,907 of such shares, and shared dispositive power with respect to 985 of such shares, and (b) 12,117,617 of such shares are beneficially owned by Alliance Capital Management L.P., a subsidiary of AFI, and the remainder of such shares are beneficially owned by other affiliates of AXA. Addresses of the joint filers are as follows: the Mutuelles AXA, 370, rue Saint Honore, 75001 Paris, France and 26, rue Louis le Grand, 75002 Paris, France; AXA, 25, avenue Matignon, 75008 Paris, France; and AFI, 1290 Avenue of the Americas, New York, NY 10104.

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DISTRIBUTION ARRANGEMENTS

The Fund offers Trust Class and Institutional Class shares.  This Statement of Additional Information and corresponding Prospectus relates solely to the Institutional Class of shares.

Distributor

NB Management serves as the distributor (“Distributor”) in connection with the offering of the Fund’s shares. Institutional Class shares are offered on a no-load basis. Institutional Class shares of the Fund are available directly or through Institutions that have made arrangements with NB Management for shareholder servicing and administration.

In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectuses and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by a Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund’s “principal underwriter” within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund’s Institutional Class shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of those shares.

For the Fund’s Institutional Class, the Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund’s shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund’s shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of shares of a certain Class.

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The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement with respect to the Institutional Class of the Fund (“Distribution Agreements”). The Distribution Agreements continue until October 31, 2006. The Distribution Agreements may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund’s outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreements may be terminated by either party and will terminate automatically on their assignment, in the same manner as the Management Agreements.

ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

The Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for the Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. The Fund calculates its NAV as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

The Fund values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the pric e of the last trade to occur before the market closes.

If there is no reported sale of a security on a particular day, the security is valued at the mean between its closing bid and asked prices on that day.

The Fund’s foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.

If, after the close of the principal market on which a security is traded, and before the time the Fund’s securities are priced that day, an event occurs that NB Management deems likely to cause a material change in the value of such security, the Fund Trustees have authorized NB Management, subject to the Board’s review, to ascertain a fair value for such security. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. Under the 1940 Act, funds are required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.

If NB Management believes that the price of a security obtained under the Fund’s valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Fund Trustees believe accurately reflects fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Automatic Investing and Dollar Cost Averaging

If shareholders purchased Institutional Class shares directly, they may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder’s checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

Automatic investing enables a shareholder to take advantage of “dollar cost averaging.” As a result of dollar cost averaging, a shareholder’s average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.

ADDITIONAL EXCHANGE INFORMATION

As more fully set forth in the section of the Prospectuses entitled “Maintaining Your Account,” if shareholders purchased the Fund’s Institutional Class shares directly, they may redeem at least $1,000 worth of the Fund’s shares and invest the proceeds in shares of one or more of the other Funds or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other Fund(s) are met. An Institution may exchange the Fund’s Institutional Class shares (if the shareholder did not purchase the Fund’s Institutional Class shares directly) for shares of the corresponding class of one or more of the other Neuberger Berman Funds, if made available through that Institution.

EQUITY FUNDS

Neuberger Berman Century Fund

Seeks long-term growth of capital; dividend income is a secondary goal.  Invests mainly in common stocks of large-capitalization companies. The Portfolio Manager seeks to buy companies with strong historical and prospective earnings growth.

Neuberger Berman Fasciano Fund

Seeks long-term capital growth. The Portfolio Manager also may consider a company’s potential for income prior to selecting it for the Fund. The Fund invests mainly in the common stocks of small-cap companies, i.e., those with a total market value of no more than $1.5 billion at the time the Fund first invests in them. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the Fund in smaller companies that are under-followed by major Wall Street brokerage houses and large asset management firms.

Neuberger Berman Focus Fund

Seeks long-term growth of capital. Invests mainly in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Fund normally makes 90% or more of its investments in not more than six sectors of the economy, and may invest 50% or more of its assets in any one sector.

Neuberger Berman Genesis Fund (This Fund is closed to new investors.)

Seeks growth of capital. Invests mainly in stocks of companies with small market capitalizations (no more than $1.5 billion at the time of the Fund’s investment). Portfolio Managers seek to buy the stocks of undervalued companies whose current product lines and balance sheets are strong.

EQUITY FUNDS

Neuberger Berman Guardian Fund	Seeks long-term growth of capital and secondarily, current income. Invests mainly in stocks of mid- to large-capitalization companies that are well positioned and are undervalued in the market.

Neuberger Berman International Fund

Seeks long-term capital appreciation by investing primarily in foreign stocks of any capitalization, both in developed economies and in emerging markets. Portfolio Managers seek undervalued companies in countries with strong potential for growth.

Neuberger Berman Manhattan Fund

Seeks growth of capital. Invests in securities believed to have the maximum potential for long-term capital appreciation. Portfolio Managers seek fast-growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

Neuberger Berman Millennium Fund

Seeks growth of capital by investing mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time of initial investment. The Portfolio Managers take a growth approach to stock selection, looking for fast growing companies with above average sales and competitive returns on equity relative to their peers. Factors in identifying these firms may include financial strength, a strong position relative to competitors and strong earnings growth relative to competitors.

Neuberger Berman Partners Fund

Seeks capital growth through an approach that is intended to increase capital with reasonable risk. The Portfolio Manager looks at fundamentals, focusing particularly on cash flow, return on capital, and asset values.

Neuberger Berman Real Estate Fund	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

EQUITY FUNDS

Neuberger Berman Regency Fund	Seeks growth of capital by investing primarily in common stocks of mid-capitalization companies which the Portfolio Manager believes have solid fundamentals.

Neuberger Berman Socially Responsive Fund	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

INCOME FUNDS
Neuberger Berman Cash Reserves

A money market fund seeking the highest available current income consistent with safety and liquidity. The Fund invests in high-quality money market instruments. The Fund may also engage in reverse repurchase agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman Government Money Fund

A U.S. Government money market fund seeking maximum safety and liquidity and the highest available current income. The Fund invests in securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities. The Fund may also engage in reverse repurchase agreements and securities lending. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman High Income Bond Fund

Seeks high total returns consistent with capital preservation. The Fund normally invests primarily in a diversified portfolio of U.S. intermediate-term, high-yield corporate bonds, including those sometimes known as “junk” bonds.

Lehman Brothers Core Bond Fund

Seeks to maximize total return through a combination of income and capital appreciation.  The Fund normally invests in high quality fixed-income securities.  Corporate bonds, commercial paper or bonds secured by assets such as home mortgages, generally, must at least be an A*/; bonds issued by the U.S. Government or its agencies are considered high quality.

INCOME FUNDS

Neuberger Berman Limited Maturity Bond Fund

Seeks the highest current income consistent with low risk to principal and liquidity and, secondarily, total return. The Fund invests in debt securities, primarily investment grade; maximum 10% below investment grade, but no lower than B.*/ Maximum average duration of four years.

MUNICIPAL FUNDS
Lehman Brothers New York Municipal Money Fund

A money market fund seeking the highest available current income exempt from federal income tax and New York State and New York City personal income taxes that is consistent with safety and liquidity.  The Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities that provide income that is exempt from federal income tax and New York State and New York City personal income taxes. The Fund seeks to maintain a stable $1.00 share price.

Lehman Brothers Municipal Money Fund

A money market fund seeking the maximum current income exempt from federal income tax, consistent with safety and liquidity. The Fund invests in high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger Berman Municipal Securities Trust

Seeks high current tax-exempt income with low risk to principal, limited price fluctuation, and liquidity and, secondarily, total return. The Fund invests in investment grade municipal securities with a maximum average duration of 10 years.

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*/ As rated by Moody’s or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

Before effecting an exchange, Fund shareholders must obtain and should review a currently effective Prospectus of the Fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced Funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future. Before effecting an exchange, shareholders should review a currently effective Prospectus of the Fund into which the exchange is to be made.

Because the Fund charges shareholders a redemption fee on exchanges of Fund shares held 60 days or less, the Fund will provide at least 60 days’ notice prior to terminating or materially altering its exchange privilege, except in the following cases:

•

If the effect of the amendment to the exchange privilege is to reduce or eliminate the redemption fee payable at the time of the exchange; or

•

In certain extraordinary circumstances, such as the suspension of the redemption of the Fund’s shares under Section 22(e) of the 1940 Act and the rules and regulations thereunder, or where the Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions

The right to redeem Fund shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund’s shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open (“Business Day”) after termination of the suspension.

Redemptions in Kind

The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described in “Share Prices and Net Asset Value” above. The Fund may pay in kind only those requests for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less. If payment is made in securities, a shareholder or Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund’s shareholders as a whole.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund distributes to its shareholders, by Class, substantially all of its net investment income (after deducting expenses attributable to the Class), net capital gains, and net gains from foreign currency transactions earned or realized by the Fund. Capital gain realization is one factor that a portfolio manager may consider in deciding when to sell a security. The Fund’s net investment income, for financial accounting purposes, consists of all income accrued on its assets less accrued expenses but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Fund’s NAV until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

The Fund normally pays dividends from distributions of net realized capital and foreign currency gains, if any, once annually, in December.  The Fund distributes substantially all of its net investment income (after deducting expenses), if any, near the end of each calendar quarter.

The Fund’s dividends and other distributions are automatically reinvested in additional shares of the relevant Class of the Fund, unless the shareholder elects to receive them in cash (“cash election”). If shareholders purchased the Fund’s Institutional Class shares directly, they may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company (“State Street”), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid by check or through an electronic transfer to a bank account or used to purchase shares of another Neuberger Berman Fund, designated in the shareholder’s original account application. To the extent dividends and other distributions are subject to federal, state, and/or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

A cash election with respect to the Fund remains in effect until the shareholder (or Institution) notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver the Fund’s mailings to a shareholder for 180 days, the Fund will terminate the shareholder’s cash election. Thereafter, the shareholder’s dividends and other distributions will automatically be reinvested in additional Fund shares of the relevant Class until the shareholder requests in writing to State Street or the Fund that the cash election be reinstated.

Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the relevant Class of the Fund at their NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

ADDITIONAL TAX INFORMATION

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Taxation of the Fund

To continue to qualify for treatment as a RIC under the Code, the Fund – which is treated as a separate corporation for federal tax purposes – must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from (i) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies, and (ii) as a result of the American Jobs Creation Act of 2004 (“2004 Act”), net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securiti es (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (c) securities of one or more QPTPs.

If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits.  Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” (as described in the Prospectus) (“QDI”) would be taxable for federal tax purposes at the rate for net capital gain (a maximum of 15%).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make su bstantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, wil l not be taxable to it to the extent it distributes that income to its shareholders. The Fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the Fund’s incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

The Fund may elect to “mark-to-market” any stock in a PFIC it owns at the end of its taxable year. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund’s adjusted basis in each PFIC’s stock subject to the elec tion would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so.

The Fund’s use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Exchange-traded futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), certain foreign currency contracts, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) that are subject to section 1256 of the Code (“Section 1256 contracts”) in which the Fund may invest are required to be “marked-to-market” (that is, treated as having been sold at market value) for federal income tax purposes at the end of the Fund’s taxable year. Sixty percent of any net gain or loss recognized as a result of these deemed sales, and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to -market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (as noted above, taxable to its shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends the Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

If the Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantial ly identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The Fund may acquire zero coupon securities or other securities issued with OID. As a holder of those securities, the Fund must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its securities. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Income the Fund derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation or REIT) and is not a QPTP (“RE Partnership”) will be treated as qualifying income under the Income Requirement only to the extent it would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued, some of a REIT’s income attributable to such an interest (an “excess inclusion”) generally will be allocated to the REIT’s shareholders in proportion to the dividends they receive; those regulations are expected to treat a RIC’s excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) would constitute unrelated business taxable income to them. In addition, if a “disqualified organization” (which term includes a governmental unit and a tax-exempt entity) is a record holder of a RIC’s shares at any time during a taxable year, the RIC will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

Taxation of the Fund’s Shareholders

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund is required to withhold 28% of all dividends, capital gain distributions, and redemption proceeds otherwise payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions otherwise payable to such shareholders who otherwise are subject to backup withholding.

Dividends a Fund pays to a foreign shareholder, other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  The 2004 Act, however, created two categories of dividends, “interest-related dividends” and “short-term capital gain dividends,” that, if properly designated by a Fund, will be exempt from that tax.  “Interest-related dividends,” are dividends that are attributable to “qualified net interest income” (“qualified interest income” less allocable deductions), which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits.  “Short-term capital gain dividends” are dividends that are attributable to the excess of net short-term capital gain over net long-term capital loss, computed with certain adjustments.  The exemption from withholding tax will apply to interest-related dividends and short-term capital gain dividends a Fund pays to foreign investors, with certain exceptions, with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008.

As described in “Maintaining Your Account” in each Prospectus, the Fund may close a shareholder’s account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to re-establish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an individual retirement account (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund’s payment of the redemption proceeds may result in adverse tax consequences for the accountholder. Shareholders should consult their tax advisers regarding any such consequences.

FUND TRANSACTIONS

Neuberger Berman and Lehman Brothers act as principal brokers for the Fund in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). This means the Fund trades may be executed by Neuberger Berman or Lehman Brothers where Neuberger Berman or Lehman Brothers is capable of providing best execution. In effecting securities transactions, the Fund seeks to obtain the best price and execution of orders.

For the Fund, during the fiscal years ended 2004 and 2005 there was a reduction in the amount of brokerage transactions Neuberger Berman provided for the Fund and an increase in the amount of brokerage transactions Lehman Brothers provided for the Fund due to the merger between Lehman Brothers and Neuberger Berman.

During the fiscal year ended August 31, 2003, Neuberger Berman Real Estate Fund paid brokerage commissions of $100,388, of which $31,103 was paid to Neuberger Berman and $14,540 was paid to Lehman Brothers. During the fiscal year ended August 31, 2004, Neuberger Berman Real Estate Fund paid brokerage commissions of $169,628, of which $100 was paid to Neuberger Berman and $28,845 was paid to Lehman Brothers.

During the fiscal year ended August 31, 2005, Neuberger Berman Real Estate Fund paid brokerage commissions of $146,563, of which $285 was paid to Neuberger Berman and $30,062 was paid to Lehman Brothers. During the fiscal year ended August 31, 2005, transactions in which that Fund used Neuberger Berman as broker comprised 0.26% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.19% of the aggregate brokerage commissions paid by the Fund. During that fiscal year, transactions in which that Fund used Lehman Brothers as broker comprised 20.89% of the aggregate dollar amount of transactions involving the payment of commissions, and 20.51% of the aggregate brokerage commissions paid by the Fund. 100% of the $116,216 paid to other brokers by that Fund during that fiscal year (representing commissions on transactions involving approximately $83,057, 455 was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended August 31, 2005, that Fund did not acquire or hold any securities of its “regular brokers or dealers” (as defined under the 1940 Act).

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The Fund may, from time to time, loan portfolio securities to Neuberger Berman, Lehman Brothers and to other affiliated broker-dealers (“Affiliated Borrowers”) in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from the provisions of the 1940 Act that would otherwise prohibit these transactions, subject to certain conditions. In accordance with the order, securities loans made by the Fund to Affiliated Borrowers are fully secured by cash collateral. Each loan to an Affiliated Borrower by the Fund will be made on terms at least as favorable to the Fund as comparable loans to unaffiliated borrowers, and no loans will be made to an Affiliated Borrower unless the Affiliated Borrower represents that the terms are at least as favorable to the Fund as those it provides to unaffiliated lenders in comparable transactions. All affiliated l oans will be made with spreads that are not lower than those provided for in a schedule of spreads established by the Independent Fund Trustees. The schedule of spreads will set the lowest spread that can apply with respect to a loan and will permit the spread for each individual loan to be adjusted to cover costs and realize net income for the Fund. All transactions with Affiliated Borrowers will be reviewed periodically by officers of the Trust and reported to the Board of Trustees.

In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to continue to use Neuberger Berman and/or Lehman Brothers as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund’s knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

The use of Neuberger Berman and Lehman Brothers as brokers for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Trust and NB Management have expressly authorized Neuberger Berman and Lehman Brothers to retain such compensation, and Neuberger Berman and Lehman Brothers have agreed to comply with the reporting requirements of Section 11(a).

Under the 1940 Act, commissions paid by the Fund to Neuberger Berman and Lehman Brothers in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions paid to Neuberger Berman and Lehman Brothers must be (1) at least as favorable as commissions contemporaneously charged by each of Neuberger Berman and Lehman Brothers on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman or Lehman Brothers acts as a clearing broker for another brokerage firm and customers of Neuberger Berman and Lehman Brothers considered by a majority of the Independent Fund Trustees not to be comparable to the Fund and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management’s judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman and Lehman Brothers. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman and Lehman Brothers from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

A committee of Independent Fund Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman and Lehman Brothers to the Fund and to their other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman and Lehman Brothers determine that the commissions paid to Neuberger Berman and Lehman Brothers by the Fund are fair and reasonable must be reviewed and approved no less often than annually by a majority of the Independent Fund Trustees.

To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding the same security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price when orders are combined.

Under policies adopted by the Board of Trustees, Neuberger Berman and Lehman Brothers may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman or Lehman Brothers would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman or Lehman Brothers exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman or Lehman Brothers reviews information about each agency cross-trade that the Fund participates in.

The Fund expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman and Lehman Brothers. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, speed of execution, overall performance, and financial responsibility, and may consider, among other factors, research and other investment information provided by, and sale of Fund shares effected through, those brokers as well as any expense offset arrangements offered by the brokers.

In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers, industries as well as economic and financial data) which may otherwise be purchased for cash. While the receipt of such services has not reduced Neuberger Berman’s normal internal research activities, Neuberger Berman’s expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. In some cases research services are generated by third parties but provided to Neuberger Berman by or through broker dealers. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client’s whose brokerage commiss ions are used to acquire the research services described herein. With regard to allocation of brokerage to acquire research services described above, Neuberger Berman always considers its best execution obligation when deciding which broker to utilize.

A committee comprised of officers of NB Management and employees of Neuberger Berman who are Fund managers of some of the Funds and Other NB Funds (collectively, “NB Funds”) and some of Neuberger Berman’s managed accounts (“Managed Accounts”) evaluates quarterly the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research or other services provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

The commissions paid to a broker other than Neuberger Berman and Lehman Brothers may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Fund’s benefit.

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Steven R. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman and Steve S. Shigekawa is a Vice President of Neuberger Berman Management Inc. and of Neuberger Berman, LLC.  They are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. They have full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action.

Commission Recapture Program and Expense Offset Arrangement

The Fund has entered into a commission recapture program with Citigroup Global Markets Inc., which enables the Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund.  Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended August 31, 2005, the impact of this arrangement on the Fund was a reduction of expenses as follows:

Amount of Reduction of Expenses
Real Estate	$9,629

The Fund also has an expense offset arrangement in connection with its custodian contract.  For the year ended August 31, 2005, the impact of this arrangement was a reduction of expenses as follows:

Amount of Reduction of Expenses
Real Estate	$247

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year.

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Proxy Voting

The Board has delegated to Neuberger Berman the responsibility to vote proxies related to the securities held in the Fund’s portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its shareholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (“ISS”) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional present a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

Portfolio Holdings Disclosure Policy

The Fund prohibits the disclosure of information about its portfolio holdings, before such information is publicly disclosed, to any outside parties, including individual investors, institutional investors, intermediaries, third party service providers to NB Management or the Fund, rating and ranking organizations, and affiliated persons of the Fund or NB Management (the “Potential Recipients”) unless such disclosure is consistent with the Fund’s legitimate business purposes and is in the best interests of its shareholders (the “Best Interests Standard”).

NB Management and the Fund have determined that the only categories of Potential Recipients that meet the Best Interests Standard are certain mutual fund rating and ranking organizations and third party service providers to NB Management or the Fund with a specific business reason to know the portfolio holdings of the Fund (e.g., securities lending agents) (the “Allowable Recipients”). As such, certain procedures must be adhered to before the Allowable Recipients may receive the portfolio holdings prior to their being made public. Allowable Recipients that get approved for receipt of the portfolio holdings are known as “Approved Recipients.” The Fund’s President or a Senior Vice President may determine to expand the categories of Allowable Recipients only if he or she first determines that the Best Interests Standard has been met (e.g., for disclosure to a newly hired inv estment adviser or sub-adviser to the Fund prior to commencing its duties), and only with the written concurrence of NB Management’s legal and compliance department.

Portfolio Holdings Disclosure Procedures

Disclosure of portfolio holdings may be requested only by an officer of NB Management or the Fund by completing a holdings disclosure form. The completed form must be submitted to the Fund’s President or a Senior Vice President of NB Management (who may not be the officer submitting the request) for review and approval. If the Proposed Recipient is an affiliated person of the Fund or NB Management, the reviewer must ensure that the disclosure is in the best interests of Fund shareholders and that no conflict of interest exists between the shareholders and the Fund or NB Management. Following this approval, the form is submitted to NB Management’s legal and compliance department or to the Chief Compliance Officer of NB Management for review, approval and processing.

Neither the Fund, NB Management nor any affiliate of either may receive any compensation or consideration for the disclosure of portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending. Each Allowable Recipient must sign a non-disclosure agreement before they may become an Approved Recipient. Pursuant to a duty of confidentiality set forth in the non-disclosure agreement, Allowable Recipients are (1) required to keep all portfolio holdings information confidential and (2) prohibited from trading based on such information. In consultation with the Fund’s Chief Compliance Officer, the Board of Trustees reviews the Fund’s portfolio holdings disclosure policy and procedures annually to determine their effectiveness and to adopt changes as necessary.

Pursuant to a Code of Ethics adopted by the Fund, NB Management and Neuberger Berman (“Code”), Investment Personnel, Access Persons and employees of each are prohibited from revealing information relating to current or anticipated investment intentions, portfolio holdings, portfolio transactions or activities of the Fund except to persons whose responsibilities are determined to require knowledge of the information in accordance with procedures established by the Legal and Compliance Department in the best interests of the Fund’s shareholders.  The Code also prohibits any person associated with the Fund, NB Management or Neuberger Berman, in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by the Fund from engaging in any transaction in a security while in possession of material nonpublic information regarding th e security or the issuer of the security.

Portfolio Holdings Approved Recipients

The Fund currently has ongoing arrangements to disclose portfolio holdings information prior to their being made public with the following Approved Recipients:

State Street Bank and Trust Company (“State Street”). The Fund has selected State Street as custodian for its securities and cash. Pursuant to a custodian contract, the Fund employs State Street as the custodian of its assets.  As custodian, State Street creates and maintains all records relating to the Fund’s activities and supplies the Fund with a daily tabulation of the securities it owns and that are held by State Street. Pursuant to such contract, State Street agrees that all books, records, information and data pertaining to the business of the Fund which are exchanged or received pursuant to the contract shall remain confidential, shall not be voluntarily disclosed to any other person, except as may be required by law, and shall not be used by State Street for any purpose not directly related to the business of the Fund, except with the Fund’s written consen t. State Street receives reasonable compensation for its services and expenses as custodian.

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Securities Lending Agent.  The Fund has entered into a securities lending agency agreement with eSecLending under which eSecLending provides securities loans to principal borrowers arranged through a bidding process managed by eSecLending.  Those principal borrowers may receive the Fund’s portfolio holdings daily.  Each such principal borrower that receives such information is or will be subject to an agreement, that all financial, statistical, personal, technical and other data and information related to the Fund’s operations that is designated by the Fund as confidential will be protected from unauthorized use and disclosure by the principal borrower.  The Fund pays eSecLending a fee for agency and/or administrative services related to its role as lending agent.  The Fund also pays the principal borrowers a fee with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral.

Other Third-Party Service Providers to the Funds.  The Fund may also disclose portfolio holdings information prior to their being made public to their independent registered public accounting firms, legal counsel, financial printers, proxy voting firms and other third-party service providers to the Fund who require access to this information to fulfill their duties to the Fund.  In all cases the third-party service provider receiving the information has agreed in writing (or is otherwise required by professional and/or written confidentiality requirements or fiduciary duty) to keep the information confidential, to use it only for the agreed-upon purpose(s) and not to trade securities on the basis of such information.

Rating, Ranking and Research Agencies.  The Fund sends its complete portfolio holdings information to the following rating, ranking and research agencies for the purpose of having such agency develop a rating, ranking or specific research product for the Fund.  The Fund provides its complete portfolio holdings to: Vestek and Bloomberg L.P. each day;  Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. and Lipper, a Reuters company on the second business day of each month;  Morningstar, Inc. on the fifth calendar day of each month; and Capital Access on the tenth calendar day of each month.  The Fund also provides its complete month-end portfolio holdings to Data Communiqué International (“DCI”), a company that provides automated data publishing, printing, and distribution technologies to financial services companies, on the first business day of each follo wing month so that DCI can create a list of the Fund’s top 10 holdings.  No compensation is received by the Fund, NB Management, Neuberger Berman or any other person in connection with the disclosure of this information.  The Fund either has or expects to enter shortly into a written confidentiality agreement, with each rating, ranking or research agency in which the agency agrees or will agree to keep the Fund’s portfolio holdings confidential and to use such information only in connection with developing a rating, ranking or research product for the Fund.

REPORTS TO SHAREHOLDERS

Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund is a separate ongoing series of the Trust, a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has twelve separate operating series. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

Prior to November 9, 1998, the name of the Trust was “Neuberger & Berman Equity Funds.”

Description of Shares.  The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees and a Class may have exclusive voting rights with respect to matters affecting only that Class. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

Shareholder Meetings.  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The Trustees will call special meetings of shareholders of the Fund or Class only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote at the meeting.

Certain Provisions of Trust Instrument.  Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively, merely on the basis of being a shareholder.

Other.  Because Institutional Class shares (if the shareholder did not purchase the Fund’s Institutional Class shares directly) can be bought, owned and sold through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

CUSTODIAN AND TRANSFER AGENT

The Fund has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as the Fund’s transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All Investor Class correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA  02266-8403. All correspondence for other classes should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent registered public accounting firm that will audit its financial statements.

LEGAL COUNSEL

The Trust has selected Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036, as its legal counsel.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Since the Institutional Class of the Fund is new, there were no beneficial and record owners of more than five percent of the Institutional Class of the Fund.

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REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. The registration statement, including the exhibits filed therewith, may be examined at the SEC’s offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund.

Statements contained in this SAI and in the Prospectuses as to the contents of any contract or other document are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The following financial statements and related documents are incorporated herein by reference from the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2005:

The audited financial statements of Neuberger Berman Real Estate Fund, notes thereto, and the reports of Ernst & Young LLP, Independent Registered Public Accounting Firm, with respect to such audited financial statements.

APPENDIX A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P corporate bond ratings:

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody’s corporate bond ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as “high grade bonds.” They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Modifiers - Moody’s may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

S&P commercial paper ratings:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody’s commercial paper ratings

Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-

Leading market positions in well-established industries.

-

High rates of return on funds employed.

-

Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-

Well-established access to a range of financial markets and assured sources of alternate liquidity.

NEUBERGER BERMAN EQUITY FUNDS

POST-EFFECTIVE AMENDMENT NO. 113 ON FORM N-1A

PART C

OTHER INFORMATION

Item 23.

Exhibits.

(a)	(1)	Restated Certificate of Trust. Incorporated by Reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 21, 1998).

(2)

Trust Instrument of Neuberger Berman Equity Funds.  Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

	(3)	Amended and Restated Trust Instrument. (Filed herewith).

(b)		By-Laws of Neuberger Berman Equity Funds. Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

(c)	(1)

Trust Instrument of Neuberger Berman Equity Funds, Articles IV, V, and VI.  Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

(2)

By-Laws of Neuberger Berman Equity Funds, Articles V, VI, and VIII.  Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

	(3)	Amended and Restated Trust Instrument of Neuberger Berman Equity Funds, Article V. Incorporated by Reference to Exhibit (a)(3). (Filed herewith).

	(4)	Plan of Share Class Conversion with Respect to Neuberger Berman Real Estate Fund. (Filed herewith).

(d)	(1)	(i)

Management Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(ii)

Amended Management Agreement Schedules listing the current series of Neuberger Berman Equity Funds subject to the Management Agreement and the compensation under the Management Agreement.  (Filed June 14, 2005).

	(2)	(i)

Sub-Advisory Agreement Between Neuberger Berman Management Inc. and Neuberger Berman, LLC with respect to Neuberger Berman Equity Funds.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582

(Filed December 19, 2003).

(ii) Amended Sub-Advisory Agreement Schedule listing the current series of Neuberger Berman Equity Funds subject to the Sub-Advisory Agreement. (Filed June 14, 2005).

(e)	(1)

Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Investor Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(2)

Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Genesis Fund, International Fund and Manhattan Fund.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(3)

Distribution and Services Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares of Focus Fund, Guardian Fund, Millennium Fund, Partners Fund, Real Estate Fund, Regency Fund and Socially Responsive Fund.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(4)

Distribution and Services Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Advisor Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(5)

Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares of Genesis Fund.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

	(6)	(i)

Distribution Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Neuberger Berman International Institutional Fund and Institutional Class Shares of Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 110 to Registrant's Registration Statement File Nos. 2-11357 and 811-582.  (Filed June 14, 2005).

(ii) Amended Distribution Agreement Schedule with Respect to Neuberger Berman International Institutional Fund and the Institutional Class Shares of the Real Estate Fund. (Filed herewith).

(f)		Bonus or Profit Sharing Contracts. None.

(g)	(1)

Custodian Contract Between Neuberger Berman Equity Funds and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 74 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 15, 1995).

(2)

Schedule of Compensation under the Custodian Contract.  Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

(h)	(1)	(i)

Transfer Agency and Service Agreement Between Neuberger Berman Equity Funds and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

(ii)

First Amendment to Transfer Agency and Service Agreement Between Neuberger Berman Equity Funds and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 70 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed August 30, 1995).

(iii)

Second Amendment to Transfer Agency and Service Agreement between Neuberger Berman Equity Funds and State Street Bank and Trust Company.  Incorporated by Reference to Post-Effective Amendment No. 77 to Registrant's Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 12, 1997).

(iv)

Schedule of Compensation under the Transfer Agency and Service Agreement.  Incorporated by Reference to Post-Effective Amendment No. 76 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 5, 1996).

(2)

Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Investor Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(3)

Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Advisor Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(4)

Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Trust Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(5)

Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Institutional Class Shares.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

(6)

Administration Agreement Between Neuberger Berman Equity Funds and Neuberger Berman Management Inc. with Respect to Neuberger Berman International Institutional Fund and Institutional Class shares of Real Estate Fund. Incorporated by Reference to Post-Effective Amendment No. 110 to Registrant's Registration Statement File Nos. 2-11357 and 811-582.

(Filed June 14, 2005).

	(7)	Amended Administration Agreement Schedule with Respect to Neuberger Berman International Institutional Fund and the Institutional Class Shares of the Real Estate Fund. (Filed herewith).

(i)	Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP with Respect to Securities Matters of the Registrant. (Filed herewith).

(j)	Consent of Ernst & Young LLP. (Filed herewith).

(k)	Financial Statements Omitted from Prospectus. None.

(l)	Letter of Investment Intent. None.

(m)	(1) (i)

Plan Pursuant to Rule 12b-1 with Respect to Trust Class of Neuberger Berman Equity Funds.  Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

(ii)

Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Trust Class plan pursuant to Rule 12b-1.  Incorporated by Reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed April 25, 2002).

(2) (i)

Plan Pursuant to Rule 12b-1 with Respect to Advisor Class of Neuberger Berman Equity Funds.  Incorporated by Reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 13, 2000).

(ii)

Amended Schedule A listing series of Neuberger Berman Equity Funds currently subject to the Advisor Class plan pursuant to Rule 12b-1.  Incorporated by Reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed April 25, 2002).

(n)	Plan Pursuant to Rule 18f-3. Incorporated by Reference to Post-Effective Amendment No. 112 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2005).

(o)	Power of Attorney. Incorporated by Reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed October 17, 2003).

(p)

Code of Ethics for Registrant, its Investment Advisers and Principal Underwriters.  Incorporated by Reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 2-11357 and 811-582 (Filed December 19, 2003).

Item 24.

Persons Controlled By or Under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 25.

Indemnification.

A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever.  Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof.  Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, g ross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant.  In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability.  The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Section 9 of the Management Agreement between Neuberger Berman Management Inc. ("NB Management") and the Registrant provide that neither NB Management nor any director, officer or employee of NB Management performing services for the series of the Registrant at the direction or request of NB Management in connection with NB Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed (i) to protect NB Management against any liability to the Registrant or any series thereof or their interest holders to which NB Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of NB Manag ement's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of NB Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Registrant.

Section 1 of the Sub-Advisory Agreement between NB Management and Neuberger Berman, LLC ("Neuberger Berman") with respect to the Registrant provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Registrant or their interest holders in connection with the matters to which the Agreements relate.

Section 9.1 of the Administration Agreements between the Registrant and NB Management on behalf of each of the classes of shares of each of the Registrant’s series provides that NB Management will not be liable to the Registrant for any action taken or omitted to be taken by NB Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Section 12 of each Administration Agreement provides that the Registrant shall indemnify NB Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by NB Management that result from:  (i) any claim, action, suit or proceeding in connection with NB Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by NB Management in the performance of its obligations under the Agreement; or (iii) any action of NB Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that NB Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of NB Management, or its employees, agents or contractors.  Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant.  Section 13 of each Administration Agreement provides that NB Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, inc urred by the Registrant that result from:  (i) NB Management's failure to comply with the terms of the Agreement; or (ii) NB Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of NB Management, or its employees, agents or contractors in connection with the Agreement.  The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than NB Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of NB Management, any affiliated person of NB Management, or any affiliated person of an affiliated person of NB Management.

Section 11 of the Distribution Agreements between the Registrant and NB Management (on behalf of each class of the Registrant) provides that NB Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.

Business and Other Connections of Investment Adviser and Sub-Adviser.

There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of NB Management and each executive officer of Neuberger Berman, LLC is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

NAME	BUSINESS AND OTHER CONNECTIONS
Claudia Brandon Vice President/Mutual Fund Board Relations, NB Management since May 2000; Vice President, NB Management from 1986-1999.

Vice President, Neuberger Berman, LLC since 2002; Employee, Neuberger Berman, LLC since 1999; Secretary, Neuberger Berman Advisers Management Trust; Secretary, Neuberger Berman Equity Funds; Secretary, Neuberger Berman Income Funds; Secretary, Neuberger Berman Real Estate Income Fund Inc.; Secretary, Neuberger Berman Intermediate Municipal Fund Inc.; Secretary, Neuberger Berman New York Intermediate Municipal Fund Inc.; Secretary, Neuberger Berman California Intermediate Municipal Fund Inc.; Secretary, Neuberger Berman Realty Income Fund Inc.; Secretary, Neuberger Berman Income Opportunity Fund Inc.; Secretary, Neuberger Berman Real Estate Securities Income Fund Inc.; Secretary, Neuberger Berman Dividend Advantage Fund Inc.; Secretary, Neuberger Berman Institutional Liquidity Series; Secretary, Lehman Brothers Institutional Liquidity Series; Secretary, Institutional Liquidity Trust; Secretary, Lehman Brothers Reserve Liquidity Series.

Thomas J. Brophy Vice President, NB Management since March 2000.

Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman California Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman New York Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust, each a series of Neuberger Berman Income Funds.

Steven R. Brown Vice President, NB Management since 2002.

Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Real Estate Income Fund Inc.; Portfolio Manager, Neuberger Berman Realty Income Fund Inc.; Portfolio Manager, Neuberger Berman Income Opportunity Fund Inc.; Portfolio Manager, Neuberger Berman Real Estate Securities Income Fund Inc.; Portfolio Manager, Neuberger Berman Dividend Advantage Fund Inc.; Portfolio Manager, Neuberger Berman Real Estate Fund, a series of Neuberger Berman Equity Funds.

Lori Canell Vice President, NB Management.

Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman California Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman New York Intermediate Municipal Fund Inc.; Portfolio Manager, Neuberger Berman Municipal Securities Trust, a series of Neuberger Berman Income Funds.

Robert Conti Senior Vice President, NB Management since November 2000; Treasurer, NB Management until May 2000.

Senior Vice President of Neuberger Berman, LLC, since 2003; Vice President, Neuberger Berman, LLC, from 1999 to 2003; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.; Vice President, Neuberger Berman Institutional Liquidity Series; Vice President, Lehman Brothers Institutional Liquidity Series; Vice President, Institutional Liquidity Trust; Vice President; Lehman Brothers Reserve Liquidity Series.

Robert B. Corman Vice President, NB Management since 2003.

Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Focus Fund, a series of Neuberger Berman Equity Fund; Portfolio Manager, Focus Portfolio, a series of Neuberger Berman Advisers Management Trust.

Robert W. D’Alelio Vice President, NB Management.	Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Genesis Fund, a series of Neuberger Berman Equity Fund.
Ingrid Dyott Vice President, NB Management.

Vice President, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Socially Responsive Fund, a series of Neuberger Berman Equity Fund; Portfolio Manager, Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust.

Michael F. Fasciano Vice President, NB Management since March 2001.

Managing Director, Neuberger Berman, LLC since March 2001; President, Fasciano Company Inc. until March 2001; Portfolio Manager, Fasciano Fund Inc. until March 2001; Portfolio Manager, Neuberger Berman Fasciano Fund, a series of Neuberger Berman Equity Fund; Portfolio Manager, Fasciano Portfolio, a series of Neuberger Berman Advisers Management Trust..

Brian J. Gaffney Senior Vice President, NB Management since November 2000; Vice President, NB Management from April 1997 through November 1999.

Managing Director, Neuberger Berman, LLC since 1999; Vice President, Neuberger Berman Income Funds; Vice President, Neuberger Berman Equity Funds; Vice President, Neuberger Berman Advisers Management Trust; Vice President, Neuberger Berman Real Estate Income Fund Inc.; Vice President, Neuberger Berman Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman New York Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman California Intermediate Municipal Fund Inc.; Vice President, Neuberger Berman Realty Income Fund Inc.; Vice President, Neuberger Berman Income Opportunity Fund Inc.; Vice President, Neuberger Berman Real Estate Securities Income Fund Inc.; Vice President, Neuberger Berman Dividend Advantage Fund Inc.; Vice President, Neuberger Berman Institutional Liquidity Series; Vice President, Lehman Brothers Institutional Liquidity Series; Vice President, Institutional Liquidity Trust; Vice President, Lehma n Brothers Reserve Liquidity Series.

Theodore P. Giuliano Vice President (and Director until February 2001), NB Management.

Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Cash Reserves, Neuberger Berman Government Money Fund, Neuberger Berman Limited Maturity Bond Fund, Neuberger Berman Municipal Money Fund and Neuberger Berman Municipal Securities Trust, each a series of Neuberger Berman Income Funds; Portfolio Manager, Limited Maturity Bond Portfolio, a series of Neuberger Berman Advisers Management Trust.

Joseph K. Herlihy Treasurer, NB Management.	Senior Vice President and Treasurer, Neuberger Berman, LLC; Treasurer, Neuberger Berman Inc.
Kelly M. Landron Vice President, NB Management Inc. since March 2000.	None.
Jeffrey B. Lane Director, NB Management since February 2001.

Chief Executive Officer and President, Neuberger Berman, LLC; Director, Chief Executive Officer and President, Neuberger Berman Inc.; Director, Neuberger Berman Trust Company from June 1999 until November 2000.

Arthur Moretti Vice President, NB Management since June 2001.

Managing Director, Neuberger Berman, LLC since June 2001; Managing Director, Eagle Capital from January 1999 until June 2001; Portfolio Manager, Neuberger Berman Guardian Fund and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds; Portfolio Manager, Guardian Portfolio and Socially Responsive Portfolio, each a series of Neuberger Berman Advisers Management Trust.

S. Basu Mullick Vice President, NB Management.

Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Partners Fund and Neuberger Berman Regency Fund, each a series of Neuberger Berman Equity Funds; Portfolio Manager, Partners Portfolio and Regency Portfolio, each a series of Neuberger Berman Advisers Management Trust.

Jack L. Rivkin Chairman and Director, NB Management since December 2002.

Executive Vice President, Neuberger Berman, LLC; Executive Vice President, Neuberger Berman Inc.; President and Director, Neuberger Berman Real Estate Income Fund Inc; President and Director, Neuberger Berman Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; President and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; President and Trustee, Neuberger Berman Advisers Management Trust; President and Trustee, Neuberger Berman Equity Funds; President and Trustee, Neuberger Berman Income Funds; President and Director, Neuberger Berman Realty Income Fund Inc.; President and Director, Neuberger Berman Income Opportunity Fund Inc.; President and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; President and Director, Neuberger Berman Dividend Advantage Fund Inc.; President and Trustee, Neuberger Berman Institutional Liquidity Seri es; President and Trustee, Lehman Brothers Institutional Liquidity Series; President and Trustee, Institutional Liquidity Trust; President and Trustee, Lehman Brothers Reserve Liquidity Series.

Benjamin E. Segal Vice President, NB Management.

Managing Director, Neuberger Berman, LLC since November 2000, prior thereto, Vice President, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman International Fund and Neuberger Berman International Institutional Fund, each a series of Neuberger Berman Equity Funds; Portfolio Manager, International Portfolio, a series of Neuberger Berman Advisers Management Trust.

Peter E. Sundman President and Director, NB Management.

Executive Vice President, Neuberger Berman, LLC; Executive Vice President and Director, Neuberger Berman Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Income Funds; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Advisers Management Trust; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Equity Funds; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman New York Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman California Intermediate Municipal Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Realty Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Income Opportunity Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Real Estate Securities Income Fund Inc.; Chairman of the Board, Chief Executive Officer and Director, Neuberger Berman Dividend Advantage Fund Inc.; Chairman of the Board, Chief Executive Officer and Trustee, Neuberger Berman Institutional Liquidity Series; Chairman of the Board, Chief Executive Officer and Trustee, Lehman Brothers Institutional Liquidity Series; Chairman of the Board, Chief Executive Officer and Trustee, Institutional Liquidity Trust; Chairman of the Board, Chief Executive Officer and Trustee, Lehman Brothers Reserve Liquidity Series.

Judith M. Vale Vice President, NB Management.	Managing Director, Neuberger Berman, LLC; Portfolio Manager, Neuberger Berman Genesis Fund, a series of Neuberger Berman Equity Fund.

The principal address of NB Management, Neuberger Berman, LLC and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.

The description of LBAM under the caption “Investment Management and Administration Services” in the Statement of Additional Information constituting Part B of this Registration Statement is incorporated herein by reference. Information on the directors and officers of LBAM set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-42006) is incorporated herein by reference.

Item 27.

Principal Underwriters.

(a)

NB Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

Neuberger Berman Advisers Management Trust

Neuberger Berman Income Funds

Neuberger Berman Institutional Liquidity Series

Lehman Brothers Institutional Liquidity Series

Lehman Brothers Reserve Liquidity Series

(b)

Set forth below is information concerning the directors and officers of the Registrant’s principal underwriter.  The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant’s principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT

Claudia Brandon	Vice President/Mutual Fund Board Relations	Secretary

Thomas J. Brophy	Vice President	None

Steven R. Brown	Vice President	None

Lori Canell	Vice President	None

Phillip R. Carroll	Chief Compliance Officer	Chief Compliance Officer

Robert Conti	Senior Vice President	Vice President

Robert B. Corman	Vice President	None

Robert W. D’Alelio	Vice President	None

Ingrid Dyott	Vice President	None

Michael F. Fasciano	Vice President	None

Brian J. Gaffney	Senior Vice President	Vice President

Maxine L. Gerson	General Counsel and Secretary	None

Theodore P. Giuliano	Vice President	None

Joseph K. Herlihy	Treasurer	None

Kelly M. Landron	Vice President	None

Jeffrey B. Lane	Director	None

Arthur Moretti	Vice President	None

S. Basu Mullick	Vice President	None

Jack L. Rivkin	Chairman and Director	President and Trustee

Benjamin E. Segal	Vice President	None

Peter E. Sundman	President and Director	Trustee and Chairman of the Board

Judith M. Vale	Vice President	None

(c)

No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28.

Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant’s Trust Instrument and By-Laws, minutes of meetings of the Registrant’s Trustees and shareholders and the Registrant’s policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

Item 29.

Management Services.

Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

Item 30.

Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Post-Effective Amendment 113 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 29th day of December 2005.

NEUBERGER BERMAN EQUITY FUNDS

By:    /s/ Jack L. Rivkin

Name:  Jack L. Rivkin*

Title:  President and Director

Pursuant to the requirements of the 1933 Act, Post-Effective Amendment No. 113 has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Peter E. Sundman	Chairman of the Board, Chief Executive Officer and Trustee	December 29, 2005
Peter E. Sundman*

/s/ Jack L. Rivkin	President and Trustee	December 29, 2005
Jack L. Rivkin*
/s/ John M. McGovern	Treasurer and Principal Financial and Accounting Officer	December 30, 2005
John M. McGovern

/s/ John Cannon	Trustee	December 29, 2005
John Cannon*

/s/ Faith Colish	Trustee	December 29, 2005
Faith Colish*

/s/ C. Anne Harvey	Trustee	December 29, 2005
C. Anne Harvey*

/s/ Barry Hirsch	Trustee	December 29, 2005
Barry Hirsch*

/s/ Robert A. Kavesh	Trustee	December 29, 2005
Robert A. Kavesh*

/s/ Howard A. Mileaf	Trustee	December 29, 2005
Howard A. Mileaf*

/s/ Edward I. O’Brien	Trustee	December 29, 2005
Edward I. O’Brien*

/s/ William E. Rulon	Trustee	December 29, 2005
William E. Rulon*

/s/ Cornelius T. Ryan	Trustee	December 29, 2005
Cornelius T. Ryan*

/s/ Tom Decker Seip	Trustee	December 29, 2005
Tom Decker Seip*

/s/ Candace L. Straight	Trustee	December 29, 2005
Candace L. Straight*

/s/ Peter P. Trapp	Trustee	December 29, 2005
Peter P. Trapp*

* Signatures affixed by Lori L. Schneider on December 29, 2005 pursuant to power of attorney filed with Post-Effective Amendment No. 104 to Registrant’s Registration Statement, File Nos. 002-11357 and 811-00582, on October 17, 2003.